                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



           We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 3, 1998, which appears on page 16 of Braun's Fashions Corporation's Annual Report on Form 10-K for the year ended February 28, 1998


                                          PricewaterhouseCoopers LLP

Minneapolis, Minnesota
September 22, 1998